EXHIBIT 99.2

                          [LETTERHEAD OF VENTAS, INC.]


                                                      Contact: Debra A. Cafaro
                                                      President and CEO
                                                               or
                                                      John C. Thompson
                                                      Vice President
                                                      (502) 357-9000


                   VENTAS DECLARES REGULAR QUARTERLY DIVIDEND

                             ----------------------

               Ventas To Participate In Kindred Secondary Offering


Louisville, Ky. (September 11, 2001) -- Ventas, Inc. (NYSE:VTR) ("Ventas" or the "Company") said today that its Board of Directors declared a regular quarterly cash dividend of $0.22 a share payable on October 1, 2001 to shareholders of record on September 21, 2001. Ventas, Inc. has approximately 68.9 million shares of common stock outstanding.

VENTAS REAFFIRMS DIVIDEND GUIDANCE

     Ventas confirmed its dividend guidance of $0.88 a share for 2001. Should taxable net income be higher or lower than the Company's projections, it will likely make a one-time adjustment to the portion of its 2001 dividend expected to be announced in December 2001. The Company added that the dividend for the fourth quarter of 2001 may be satisfied by a distribution of a combination of cash or other property or securities, including the Company's stock in its primary tenant Kindred Healthcare, Inc. (OTCBB:KIND). Ventas owns 1,498,500 shares of Kindred stock it received on April 20, 2001 when Kindred successfully emerged from bankruptcy.

VENTAS TO PARTICIPATE IN KINDRED SECONDARY OFFERING

     Ventas also said that Kindred has filed a registration statement to distribute approximately $50 million of its common equity currently held by its largest



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shareholders, including Ventas. Ventas has agreed to participate in the secondary offering to a maximum of 100,000 shares of Kindred stock. In connection with the secondary offering, Kindred has also registered to offer for sale $100 million in common shares that will be newly issued by Kindred.

     "Kindred's strong second quarter earnings results and the turnaround in the long term healthcare sector underscore an attractive future for our tenant. We are pleased to be able to support Kindred's effort to create liquidity in its common equity," Ventas President and CEO Debra A. Cafaro said.

ASSUMPTIONS

     The Company's estimation of its 2001 taxable income and the related quarterly dividends is based on a number of assumptions, including, but not limited to, the following: Kindred performs its obligations under the Amended Master Leases and the Spin Agreements; no capital transactions occur; the Company's tax positions do not change; the Company does not incur any impact from new accounting rule FASB 133 relating to derivatives; interest rates remain constant; the Company pays 90% of its taxable net income as a dividend for 2001 and pays federal income tax on the remaining 10% of its taxable net income; and the Company's issued and outstanding shares are unchanged.

     Ventas, Inc. is a real estate investment trust whose properties include 44 hospitals, 216 nursing facilities, and eight personal care facilities in 36 states. Its website can be found at www.ventasreit.com.

     This Press Release includes forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended (the "Securities Act") and Section 21E of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). All statements regarding Ventas and its subsidiaries' expected future financial position, results of operations, cash flows, funds from operations, dividends and dividend plans, financing plans, business strategy, budgets, projected costs, capital expenditures, competitive positions, growth opportunities, expected lease income, continued qualification as a real estate investment trust ("REIT"), plans and objectives of management for future operations and statements that include words such as "if," "anticipate," "believe," "plan," "estimate," "expect," "intend" "may," "could," "should," "will" and other similar expressions are forward-looking statements. Such forward-looking statements are inherently uncertain, and stockholders must recognize that actual results may differ from the Company's expectations. The Company does not undertake a duty to update such forward-looking statements.

     Actual future results and trends for the Company may differ materially depending on a variety of factors discussed in the Company's filings with the Securities and Exchange Commission (the "Commission"). Factors that may affect the plans or results of the Company include, without limitation, (a) the ability and willingness of Kindred Healthcare, Inc. ("Kindred") and certain of its affiliates to continue to meet and/or honor its obligations under its contractual arrangements with the Company and the Company's wholly owned operating partnership, Ventas Realty, Limited Partnership ("Ventas Realty"), including without limitation the various agreements (the "Spin Agreements") entered into by the Company and Kindred at the time of the corporate reorganization on May 1, 1998 (the "1998 Spin Off") pursuant to which the Company was separated into two publicly held corporations, (b) the ability and willingness of Kindred to continue to meet and/or honor its obligation to indemnify and defend the Company for all litigation and other claims relating to the health care operations and other assets and liabilities transferred to Kindred in the 1998 Spin Off, (c) the ability of Kindred and the Company's other operators to maintain the financial strength and liquidity necessary to satisfy their respective obligations and duties under the leases and other agreements with the Company, and their existing credit agreements, (d) the Company's success in implementing its business strategy, (e) the nature and extent of future competition, (f) the extent of future health care reform and regulation, including cost containment measures and changes in reimbursement policies and procedures, (g) increases in the cost of borrowing for the Company, (h) the ability of the Company's operators to deliver high quality care and to attract patients, (i) the results of litigation affecting the Company, (j) changes in general economic conditions and/or economic conditions in the



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markets in which the Company may, from time to time, compete, (k) the ability of the Company to pay down, refinance, restructure, and/or extend its indebtedness as it becomes due, (l) the movement of interest rates and the resulting impact on the value of the Company's interest rate swap agreement and the ability of the Company to satisfy its obligation to post cash collateral if required to do so under such interest rate swap agreement, (m) the ability and willingness of Atria, Inc. ("Atria") to continue to meet and honor its contractual arrangements with the Company and Ventas Realty entered into connection with the Company's spin off of its assisted living operations and related assets and liabilities to Atria in August 1996, (n) the ability and willingness of the Company to maintain its qualification as a REIT due to economic, market, legal, tax or other considerations, (o) the outcome of the audit being conducted by the Internal Revenue Service for the Company's tax years ended December 31, 1997 and 1998,
(p) final determination of the Company's net taxable income for the tax years ended December 31, 2000 and December 31, 2001, (q) the treatment of the
Company's claims in the chapter 11 cases of certain of the Company's tenants and former tenants, including Integrated Health Services, Inc. and certain of its affiliates, (r) the ability and willingness of the Company's tenants to renew their leases with the Company upon expiration of the leases and the Company's ability to relet its properties on the same or better terms in the event such leases expire and are not renewed by the existing tenant, and (s) the limitations on the ability of the Company to sell, transfer or otherwise dispose of its Kindred stock arising out of the securities laws and the Registration Rights Agreement among Kindred, the Company and others. Many of such factors are beyond the control of the Company and its management.